TAH MOR

Touch America Holdings, Inc.						Case No. 03-11915 (KJC)
Debtor						Reporting Period: 06/20/03 thru 07/31/03

BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

		General		Disbursement		Investment		Other
		#1500 9559 3300		# 1500 8068 2316		#12145100		#
BALANCE PER BOOKS		20,120.33		0.00		#######

BANK BALANCE		20,120.33		0.00		#######
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		0.00		0.00		0.00
(-) OUTSTANDING CHECKS (ATTACH LIST)		0.00		0.00		0.00
OTHER (ATTACH EXPLANATION)		60.00	(A)	0.00		0.00
ADJUSTED BANK BALANCE *		20,180.33		0.00		#######
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER
(A) Reconciling items not cleared

									FORM MOR-1 (CON'T)
									(9/99)

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period.:	June 20, 2003 - July 31, 2003

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	0	0
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit	0	0
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense	520.59	520.59
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	-520.59	-520.59
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees	500.00	500.00
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	500.00	500.00
Income Taxes
Net Profit (Loss)	-1,020.59	-1,020.59

*"Insider" is defined in 11 U.S.C. Section 101(31).
		FORM MOR-2
		(9/99)

In re: Touch America Holdings, Inc.		Case No.	03-11915 (KJC)
		Reporting Period:	June 20, 2003 - July 31, 2003

STATEMENT OF OPERATIONS - continuation sheet

			Cumulative
BREAKDOWN OF "OTHER" CATEGORY		Month	Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
			FORM MOR-2 (CON'T)
			(9/99)

In re : Touch America Holdings, Inc.		Case No. 03-11915 (KJC)
Debtor		Reporting Period: July 31, 2003

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents (A)	16,461,937.18	9,920,511.35
Restricted Cash and Cash Equivalents (see continuation sheet)	4,500,000.00	4,500,000.00
Accounts Receivable (Net)	104,460.26	104,460.26
Accounts Receivable - Intercompany	593,481,523.39	593,015,337.66
Notes Receivable	0.00	0.00
Inventories	0.00	0.00
Prepaid Expenses	0.00	0.00
Professional Retainers	0.00	0.00
Other Current Assets (attach schedule)	0.00	0.00
TOTAL CURRENT ASSETS	614,547,920.83	607,540,309.27
PROPERTY AND EQUIPMENT
Real Property and Improvements	0.00	0.00
Machinery and Equipment	0.00	0.00
Furniture, Fixtures and Office Equipment	0.00	0.00
Leasehold Improvements	0.00	0.00
Vehicles	0.00	0.00
Less Accumulated Depreciation	0.00	0.00
TOTAL PROPERTY & EQUIPMENT		$0.00
OTHER ASSETS
Loans to Insiders*	0.00
Other Assets -Investments in Subsidiaries	-327,881,758.01	-321,652,611.62
Other Assets	7,798.04
TOTAL OTHER ASSETS	-327,873,959.97	-321,652,611.62

TOTAL ASSETS	$286,673,960.86	$285,887,697.65

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	250.00	0.00
Accounts Payable - Intercompany	8,568.63	0.00
Taxes Payable (refer to FORM MOR-4)	0.00	0.00
Wages Payable	0.00	0.00
Notes Payable	0.00	0.00
Rent / Leases - Building/Equipment	0.00	0.00
Secured Debt / Adequate Protection Payments	0.00	0.00
Professional Fees	0.00	0.00
Amounts Due to Insiders*	0.00	0.00
Debtor Financing	10,000,000.00	0.00
Other Postpetition Liabilities (attach schedule)		0.00
TOTAL POSTPETITION LIABILITIES	$10,008,818.63	$0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	0.00	0.00
Priority Debt	135.10	135.10
Unsecured Debt Income Taxes Payable (B)	113,315,957.00	113,315,957.00
Unsecured Debt - reported at 6/19/03	817,036.14	817,036.14
Unsecured Debt - additional prepetion activity (G)	204,857.20	0.00
Unsecured Debt - (F)	485,840.40	485,840.40
Unsecured Debt - accrued divestiture costs	1,568,961.38	1,568,961.38
Unsecured Debt - Intercompany (E)	109,713,417.80	113,376,849.17
TOTAL PRE-PETITION LIABILITIES	$226,106,205.02	$229,564,779.19

TOTAL LIABILITIES	$236,115,023.65	$229,564,779.19
OWNER EQUITY
Capital Stock (C)	529,131,494.96	528,665,309.23
Additional Paid-In Capital	2,347,398.65	2,347,398.65
Partners' Capital Account	0.00
Owner's Equity Account	0.00
Retained Earnings - Pre-Petition	-474,689,789.42	-474,689,789.42
Retained Earnings - Postpetition	-1,020.59
Retained Earnings - Loss from Investments in Subsidiaries-Postpetition (D)	-6,229,146.39
Adjustments to Owner Equity (attach schedule)	0.00
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0.00
NET OWNER EQUITY	$50,558,937.21	$56,322,918.46

TOTAL LIABILITIES AND OWNERS' EQUITY	$286,673,960.86	$285,887,697.65
		FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).		(9/99)

(A) The cash balance, as reported on the Initial Bankruptcy Schedules, was overstated by $1,955,777.65.

(B) Touch America Holdings, Inc. is the parent company for the consolidated federal income tax return.
However the income tax expense is provided as if Touch America Holdings, Inc. filed a stand-alone income tax return.
1997 through 2001 Income tax returns are currently under audit by the IRS and the recorded liability may be subject to change.

(C) Reflects the use of ESOP shares to fund a portion of Touch America, Inc's. 401k plan.

(D) Touch America Holdings, Inc. is the parent company. All earnings from the investments in subsidiaries roll up to Touch America Holdings, Inc.

(E) The decrease in unsecured debt - intercompany is the result of the movement of cash from Touch America, Inc.

(F)This amount represents prepetition amounts not included in the original bankruptcy schedules as filed. No specific creditors have been identified, as these amounts are estimates and may not be paid/owed to specific creditors.

(G)This amount represents additional prepetition amounts not included in the initial Bankruptcy Schedules as filed.

In re : Touch America Holdings, Inc.			Case No. 03-11915 (KJC)
Debtor			Reporting Period: July 31, 2003

BALANCE SHEET - continuation sheet

		BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS		CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets - Investments in Subsidiaries
	Investments in Subsidiaries:
	184301 Inv-Mem Cap ENT LLC	500.00	500.00
	184303 Invest-ENT-Und Earn	(7,181,407.96)	(7,107,271.60)
	184304 Invest-ENT-BRP Adj	(665,650.62)	(665,650.62)
	184305 Invest-ENT LLC-APIC	130,081,009.26	130,081,009.26
	184661 Invest-TET -Comm Stk	372,100.00	372,100.00
	184664 Invest-TET -Und Earn	(9,728,531.22)	(9,714,076.41)
	184667 Invest-TET -APIC	8,125,118.94	8,125,118.94
	184671 Invest-TAI-Comm Stk	(2,864,961.38)	(2,864,961.38)
	184674 Invest-TAI -Und Earn	############	############
	184677 Invest-TAI -APIC	609,654,175.45	609,654,175.45
	Total	############	############

Other Assets
	258375 Divest Exp - Utility	8,318.63
	258923 Offcr & Dir Dfd Comp	(520.59)
	Total	7,798.04
		BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY		CURRENT REPORTING MONTH	PETITION DATE

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

			FORM MOR-3 (CON'T)
			(9/99)

In re: Touch America Holdings, Inc.				Case No.	03-11915 (KJC)
				Reporting Period:	June 20, 2003 - July 31, 2003

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
Total Federal Taxes	0	0	0	0	0	0
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:_________________
Total State and Local	0	0	0	0	0	0
Total Taxes	0	0	0	0	0	0

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable U S Trustee Fee	250.00					250.00
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:__________________________
Other:__________________________
Total Postpetition Debts	250.00	0.00	0.00	0.00	0.00	250.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).						FORM MOR-4
						(9/99)

In re: Touch America Holdings, Inc.	Case No.		03-11915 (KJC)
	Reporting Period:		June 20, 2003 - July 31, 2003

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period			104,460.26
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period			104,460.26

Accounts Receivable Aging		Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old			104,460.26
Total Accounts Receivable			104,460.26
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)			104,460.26

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1. Have any assets been sold or transferred outside the normal course of business			X
this reporting period? If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a debtor in possession			X
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation		X
below.
4. Are workers compensation, general liability and other necessary insurance		X
coverages in effect? If no, provide an explanation below.

			FORM MOR-5
			(9/99)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period:	June 20, 2003 - July 31, 2003

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________
Signature of Debtor	Date

_______________________________________
Signature of Joint Debtor	Date

/s/ J.P. Pederson	September 9, 2003
Signature of Authorized Individual*	Date

J.P. Pederson	Vice Chairman and CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

			FORM MOR
			(9/99)

Touch America Holdings, Inc.							Case No. 03-11915 (KJC)
Debtor							Reporting Period: 06/20/03 thru 07/31/03
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS					CURRENT MONTH			CUMULATIVE FILING TO DATE
	General	Disb	Investment			ACTUAL	PROJECTED		ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	114,603.73	10,580.67	14,295,326.95			########			########

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
TRANSFER FROM TRUST ACCOUNT (B)	140,000.00					########			########
OTHER (ATTACH LIST)			86,429.90			86,429.90			86,429.90
TRANSFER FROM DISB ACCT	7,570.21					7,570.21			7,570.21
TRANSFER FROM TA	22,000.00		14,560,000.00			########			########
TOTAL RECEIPTS	169,570.21	0.00	14,646,429.90			########			########

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES						0.00			0.00
SECURED/ RENTAL/ LEASES						0.00			0.00
INSURANCE						0.00			0.00
PAYMENT FOR STOCK SALES (C)		3,010.46				3,010.46			3,010.46
SELLING						0.00			0.00
OTHER	9,993.61					9,993.61			9,993.61
RECONCILING ITEM						0.00			0.00
OWNER DRAW *						0.00			0.00
TRANSFERS (TO DIP ACCTS)						0.00			0.00
TRANSFER TO TA	254,000.00		8,000,000.00			########			########
TRANSFER TO TAH GENERAL		7,570.21				7,570.21			7,570.21
U.S. TRUSTEE QUARTERLY FEES						0.00			0.00
COURT COSTS
TOTAL DISBURSEMENTS	263,993.61	10,580.67	8,000,000.00			########			########

NET CASH FLOW	-94,423.40	-10,580.67	6,646,429.90			########			########
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	20,180.33	0.00	20,941,756.85			########	(A)		########
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS										########
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS										########
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)										0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES										13,004.07
										FORM MOR-1
										(9/99)
(A) Cash balance includes $4,500,000 in restricted cash.

(B) Touch America Holdings shareholder services trust account was closed and cash moved to the General Account.

(C) The offsetings receipt was received prior to the filing date.

Touch America Holdings, Inc.						Case No. 03-11915 (KJC)
Debtor						Reporting Period: 06/20/03 thru 07/31/03

BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

		General		Disbursement		Investment		Other
		#1500 9559 3300		# 1500 8068 2316		#12145100		#
BALANCE PER BOOKS		20,120.33		0.00		#######

BANK BALANCE		20,120.33		0.00		#######
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		0.00		0.00		0.00
(-) OUTSTANDING CHECKS (ATTACH LIST)		0.00		0.00		0.00
OTHER (ATTACH EXPLANATION)		60.00	(A)	0.00		0.00
ADJUSTED BANK BALANCE *		20,180.33		0.00		#######
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER
(A) Reconciling items not cleared

									FORM MOR-1 (CON'T)
									(9/99)

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period.:	June 20, 2003 - July 31, 2003

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	0	0
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit	0	0
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense	520.59	520.59
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	-520.59	-520.59
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees	500.00	500.00
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	500.00	500.00
Income Taxes
Net Profit (Loss)	-1,020.59	-1,020.59

*"Insider" is defined in 11 U.S.C. Section 101(31).
		FORM MOR-2
		(9/99)

In re: Touch America Holdings, Inc.		Case No.	03-11915 (KJC)
		Reporting Period:	June 20, 2003 - July 31, 2003

STATEMENT OF OPERATIONS - continuation sheet

			Cumulative
BREAKDOWN OF "OTHER" CATEGORY		Month	Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
			FORM MOR-2 (CON'T)
			(9/99)

In re : Touch America Holdings, Inc.		Case No. 03-11915 (KJC)
Debtor		Reporting Period: July 31, 2003

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents (A)	16,461,937.18	9,920,511.35
Restricted Cash and Cash Equivalents (see continuation sheet)	4,500,000.00	4,500,000.00
Accounts Receivable (Net)	104,460.26	104,460.26
Accounts Receivable - Intercompany	593,481,523.39	593,015,337.66
Notes Receivable	0.00	0.00
Inventories	0.00	0.00
Prepaid Expenses	0.00	0.00
Professional Retainers	0.00	0.00
Other Current Assets (attach schedule)	0.00	0.00
TOTAL CURRENT ASSETS	614,547,920.83	607,540,309.27
PROPERTY AND EQUIPMENT
Real Property and Improvements	0.00	0.00
Machinery and Equipment	0.00	0.00
Furniture, Fixtures and Office Equipment	0.00	0.00
Leasehold Improvements	0.00	0.00
Vehicles	0.00	0.00
Less Accumulated Depreciation	0.00	0.00
TOTAL PROPERTY & EQUIPMENT		$0.00
OTHER ASSETS
Loans to Insiders*	0.00
Other Assets -Investments in Subsidiaries	-327,881,758.01	-321,652,611.62
Other Assets	7,798.04
TOTAL OTHER ASSETS	-327,873,959.97	-321,652,611.62

TOTAL ASSETS	$286,673,960.86	$285,887,697.65

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	250.00	0.00
Accounts Payable - Intercompany	8,568.63	0.00
Taxes Payable (refer to FORM MOR-4)	0.00	0.00
Wages Payable	0.00	0.00
Notes Payable	0.00	0.00
Rent / Leases - Building/Equipment	0.00	0.00
Secured Debt / Adequate Protection Payments	0.00	0.00
Professional Fees	0.00	0.00
Amounts Due to Insiders*	0.00	0.00
Debtor Financing	10,000,000.00	0.00
Other Postpetition Liabilities (attach schedule)		0.00
TOTAL POSTPETITION LIABILITIES	$10,008,818.63	$0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	0.00	0.00
Priority Debt	135.10	135.10
Unsecured Debt Income Taxes Payable (B)	113,315,957.00	113,315,957.00
Unsecured Debt - reported at 6/19/03	817,036.14	817,036.14
Unsecured Debt - additional prepetion activity (G)	204,857.20	0.00
Unsecured Debt - (F)	485,840.40	485,840.40
Unsecured Debt - accrued divestiture costs	1,568,961.38	1,568,961.38
Unsecured Debt - Intercompany (E)	109,713,417.80	113,376,849.17
TOTAL PRE-PETITION LIABILITIES	$226,106,205.02	$229,564,779.19

TOTAL LIABILITIES	$236,115,023.65	$229,564,779.19
OWNER EQUITY
Capital Stock (C)	529,131,494.96	528,665,309.23
Additional Paid-In Capital	2,347,398.65	2,347,398.65
Partners' Capital Account	0.00
Owner's Equity Account	0.00
Retained Earnings - Pre-Petition	-474,689,789.42	-474,689,789.42
Retained Earnings - Postpetition	-1,020.59
Retained Earnings - Loss from Investments in Subsidiaries-Postpetition (D)	-6,229,146.39
Adjustments to Owner Equity (attach schedule)	0.00
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0.00
NET OWNER EQUITY	$50,558,937.21	$56,322,918.46

TOTAL LIABILITIES AND OWNERS' EQUITY	$286,673,960.86	$285,887,697.65
		FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).		(9/99)

(A) The cash balance, as reported on the Initial Bankruptcy Schedules, was overstated by $1,955,777.65.

(B) Touch America Holdings, Inc. is the parent company for the consolidated federal income tax return.
However the income tax expense is provided as if Touch America Holdings, Inc. filed a stand-alone income tax return.
1997 through 2001 Income tax returns are currently under audit by the IRS and the recorded liability may be subject to change.

(C) Reflects the use of ESOP shares to fund a portion of Touch America, Inc's. 401k plan.

(D) Touch America Holdings, Inc. is the parent company. All earnings from the investments in subsidiaries roll up to Touch America Holdings, Inc.

(E) The decrease in unsecured debt - intercompany is the result of the movement of cash from Touch America, Inc.

(F)This amount represents prepetition amounts not included in the original bankruptcy schedules as filed. No specific creditors have been identified, as these amounts are estimates and may not be paid/owed to specific creditors.

(G)This amount represents additional prepetition amounts not included in the initial Bankruptcy Schedules as filed.

In re : Touch America Holdings, Inc.			Case No. 03-11915 (KJC)
Debtor			Reporting Period: July 31, 2003

BALANCE SHEET - continuation sheet

		BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS		CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets - Investments in Subsidiaries
	Investments in Subsidiaries:
	184301 Inv-Mem Cap ENT LLC	500.00	500.00
	184303 Invest-ENT-Und Earn	(7,181,407.96)	(7,107,271.60)
	184304 Invest-ENT-BRP Adj	(665,650.62)	(665,650.62)
	184305 Invest-ENT LLC-APIC	130,081,009.26	130,081,009.26
	184661 Invest-TET -Comm Stk	372,100.00	372,100.00
	184664 Invest-TET -Und Earn	(9,728,531.22)	(9,714,076.41)
	184667 Invest-TET -APIC	8,125,118.94	8,125,118.94
	184671 Invest-TAI-Comm Stk	(2,864,961.38)	(2,864,961.38)
	184674 Invest-TAI -Und Earn	############	############
	184677 Invest-TAI -APIC	609,654,175.45	609,654,175.45
	Total	############	############

Other Assets
	258375 Divest Exp - Utility	8,318.63
	258923 Offcr & Dir Dfd Comp	(520.59)
	Total	7,798.04
		BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY		CURRENT REPORTING MONTH	PETITION DATE

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

			FORM MOR-3 (CON'T)
			(9/99)

In re: Touch America Holdings, Inc.				Case No.	03-11915 (KJC)
				Reporting Period:	June 20, 2003 - July 31, 2003

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
Total Federal Taxes	0	0	0	0	0	0
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:_________________
Total State and Local	0	0	0	0	0	0
Total Taxes	0	0	0	0	0	0

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable U S Trustee Fee	250.00					250.00
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:__________________________
Other:__________________________
Total Postpetition Debts	250.00	0.00	0.00	0.00	0.00	250.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).						FORM MOR-4
						(9/99)

In re: Touch America Holdings, Inc.	Case No.		03-11915 (KJC)
	Reporting Period:		June 20, 2003 - July 31, 2003

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period			104,460.26
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period			104,460.26

Accounts Receivable Aging		Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old			104,460.26
Total Accounts Receivable			104,460.26
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)			104,460.26

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1. Have any assets been sold or transferred outside the normal course of business			X
this reporting period? If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a debtor in possession			X
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation		X
below.
4. Are workers compensation, general liability and other necessary insurance		X
coverages in effect? If no, provide an explanation below.

			FORM MOR-5
			(9/99)

Last Updated on 9/12/2003
By ta